PSM Holdings, Inc. Corporate Office 1112 North Main Street Roswell, NM 88201	National Press Release

FOR IMMEDIATE RELEASE
November 2, 2011

Contact
Name:            Ron W. Hanna
Title:              President and CEO
Phone:           575-257-2339
E-Mail:          rhanna@wewalkyouhome.com

PSM Holdings, Inc. Completes Acquisition of Iowa Mortgage Professionals, Inc.

PSM Holdings, Inc. (OTCBB: PSMH-OB), has completed the acquisition of Iowa Mortgage Professionals, Inc. (IMP), effective November 1, 2011.    At the closing, IMP was merged into UCMC, which is a wholly owned subsidiary of PSMI, and its parent company, PSMH.   The principal of IMP, Mr. Randy Stevens, received 1,285,714 shares of PSMH for his equity in IMP.   Mr. Stevens will serve as Vice President of UCMC and Regional Manager for the Iowa operations.   The region will include Iowa, Wisconsin, Minnesota, Nebraska, Illinois, and Missouri.   In addition, Mr. Stevens has been appointed to the Board of Directors of UCMC.

Randy Stevens stated, “I and my team believe this new partnership with PSMH will create new opportunities for us and allow for the future growth of our mortgage operations.”  Ron Hanna, President and CEO of PSMH agreed, “We believe Randy’s organization is poised for significant growth and we are delighted to be a part of it.  As I have mentioned before, we are very fortunate to be associated with such high quality individuals and to acquire a very professional and profitable mortgage firm.    The completion of this transaction represents our fifth acquisition since March 15, and further increases our national retail footprint.   We will continue forward with our aggressive acquisition model and our goal of increasing shareholder value.”

PSMH has filed an 8-K announcing this acquisition along with audited financial information pertaining to Iowa Mortgage Professionals, Inc.

For more information regarding this press release, please click on the links below.

http://www.psmholdings.com/newsroom/psm-holdings-inc-completes-acquisition-of-iowa-mortgage-professionals-inc

http://bit.ly/sSBSwk

About PSM Holdings, Inc.

PSM Holdings, Inc., through its wholly owned subsidiary, PrimeSource Mortgage, Inc. (PSMI) provides mortgage brokerage and banking services across the United States. PSMI is currently licensed in 19 states across the United States, and oversees the operations of more than 30 branches.  For more information, visit http://www.psmholdings.com.

Forward-Looking Statements:

Certain statements contained herein, including, without limitation, statements containing the words "believes," "intends" and other words of similar import, constitute "forward-looking statements" within the meaning of Section 7A of Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include but are not limited to that we are in the process of furthering several of the key milestones we achieved last year and creating new growth opportunities for PSM Holdings, Inc. and its subsidiaries, and that we will continue to enter new projects and strategic partnerships in 2011. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of PSM Holdings, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. PSM Holdings, Inc. disclaims any obligation to update or to announce publicly the results of any revision of the forward-looking statements contained or incorporated by reference herein to reflect future events or developments.

Contact:
Ron W. Hanna, President and CEO
575-257-2339
rhanna@wewalkyouhome.com

IOWA MORTGAGE PROFESSIONALS, INC.

Financial Statements
December 31, 2010 and 2009

TABLE OF CONTENTS

Page

Independent Auditor’s Report	1

Financial Statements:

Balance Sheets	2

Statements of Income	3

Statements of Stockholder’s Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6 – 9

ROTH & COMPANY, P.C.
Certified Public Accountants
Jay Anderson	Les Heimsoth	666 Walnut Street, Suite 1450
Tim Breitbach	Joseph Kristan	Des Moines, Iowa 50309-3918
Jerry Carlson	Doug Ross
Greg Clausen	Ross Smith	(515) 244-0266
Wayne Floerchinger		FAX (515) 288-8350

INDEPENDENT AUDITORS‘ REPORT

The Board of Directors
Iowa Mortgage Professionals, Inc.:

We have audited the accompanying balance sheets of Iowa Mortgage Professionals, Inc. as of December 31, 2010 and 2009, and the related statements of income, stockholder‘s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company‘s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iowa Mortgage Professionals, Inc. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

March 29, 2011

IOWA MORTGAGE PROFESSIONALS, INC.

BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

	2010	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$272,542	$62,438
Accounts receivable	155,131	160,378
Loans held for sale	1,659,548	-
Other current assets	32,757	15,638
Total current assets	2,119,978	238,454

PROPERTY
Leasehold improvements	17,686	-
Office equipment, furniture and fixtures	105,905	58,301
Vehicle	30,863	24,357
Total cost	154,454	82,658
Less accumulated depreciation	(54,470)	(37,579)
Property, net	99,984	45,079

TOTAL ASSETS	$2,219,962	$283,533

LIABILITIES AND STOCKHOLDER‘S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$66,124	$85,869
Operating line of credit	3,839	6,913
Warehouse lines of credit	1,659,548	-
Current portion of long-term debt	3,916	5,145
Total current liabilities	1,733,427	97,927

LONG-TERM DEBT, net of current portion	5,692	449

Total liabilities	1,739,119	98,376

STOCKHOLDER‘S EQUITY
Common stock, $1 stated value; 100,000 shares authorized; 500 shares issued and outstanding	500	500
Additional paid-in capital	7,288	7,288
Retained earnings	473,055	177,369
Total stockholder‘s equity	480,843	185,157

TOTAL LIABILITIES AND STOCKHOLDER‘S EQUITY	$2,219,962	$283,533

See notes to financial statements.

IOWA MORTGAGE PROFESSIONALS, INC.

STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

REVENUES
Fee income	$2,456,285	$1,789,852
Other	15,287	198
Total revenues	2,471,572	1,790,050

EXPENSES
Personnel	1,534,103	1,242,768
Occupancy	46,886	46,107
Depreciation	17,315	12,647
Loan origination processing	103,191	78,311
Other general and administrative	334,730	206,370
Interest on operating line of credit and long-term debt	2,600	1,981
Loss on disposals of property	879	15,250
Total expenses	2,039,704	1,603,434

NET INCOME	$431,868	$186,616

See notes to financial statements.

IOWA MORTGAGE PROFESSIONALS, INC.

STATEMENTS OF STOCKHOLDER‘S EQUITY
YEARS ENDED DECEMBER 31, 2010 AND 2009

		Additional
	Common	Paid-in	Retained
	Stock	Capital	Earnings	Total

Balances as of December 31, 2008	$500	$7,288	$82,868	$90,656

Net income			186,616	186,616

Distributions			(92,115)	(92,115)

Balances as of December 31, 2009	500	7,288	177,369	185,157

Net income			431,868	431,868

Distributions			(136,182)	(136,182)

Balances as of December 31, 2010	$500	$7,288	$473,055	$480,843

See notes to financial statements.

IOWA MORTGAGE PROFESSIONALS, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$431,868	$186,616
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	17,315	12,647
Net loss on disposals of property	879	15,250
Decrease (increase) in operating assets:
Receivables	5,247	(110,044)
Loans held for sale	(1,659,548)	-
Other current assets	(17,119)	(10,889)
(Decrease) increase in operating liabilities:
Accounts payable and accrued liabilities	(19,745)	47,560
Warehouse lines of credit	1,659,548	-
Total adjustments	(13,423)	(45,476)
Net cash provided by operating activities	418,445	141,140

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property	(80,299)	(17,141)
Proceeds from the sale of property	7,200	-
Decrease in security deposits	-	1,350
Net cash used in investing activities	(73,099)	(15,791)

CASH FLOWS FROM FINANCING ACTIVITIES
Net decrease in operating line of credit	(3,074)	(2,656)
Proceeds of long-term debt	12,010	-
Principal payments on long-term debt	(7,996)	(4,416)
Distributions	(136,182)	(92,115)
Net cash used in financing activities	(135,242)	(99,187)

Net increase in cash and cash equivalents	210,104	26,162
Cash and cash equivalents at beginning of year	62,438	36,276
Cash and cash equivalents at end of year	$272,542	$62,438

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$2,581	$1,933

See notes to financial statements.

IOWA MORTGAGE PROFESSIONALS, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 AND 2009

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business - Iowa Mortgage Professionals, Inc. (the “Company”) is a mortgage banker that operates in the state of Iowa and is regulated by the Iowa Division of Banking. The Company receives fees from investing financial institutions for brokering and loan origination processing.

In 2010, the Company began mortgage banking operations. Certain loans for which the Company has provided loan origination processing services are initially funded and held by the Company for a short period of time before they are sold without recourse and servicing released to investing financial institutions.

Concentrations of Credit Risk - Financial instruments that potentially subject the Company to significant concentrations of credit risk consists principally of cash and cash equivalents. The Company places its cash and cash equivalents at well-capitalized financial institutions. The carrying amount of cash and cash equivalents may, at times, exceed federally insured limits.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable - Accounts receivable are carried at the amount due the Company less an estimate made for doubtful receivables. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer‘s financial condition, credit history and current economic conditions. Accounts receivable are written off when deemed uncollectible. Management determined that no allowance for doubtful accounts was necessary as of December 31, 2010 and 2009.

Loans Held for Sale and Derivative Financial Instruments - Mortgage loans originated and intended for sale to investing financial institutions are carried at the lower of cost or estimated fair value in aggregate. Estimated fair value is determined using Level 2 inputs under the fair value hierarchy accounting standards. Level 2 valuations are based upon quoted prices for similar instruments in active markets. An estimate of fair value is obtained from prospective buyer bid prices based on the terms of the loans held. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income. As of December 31, 2010, estimated fair value is not below cost.

The Company enters into interest rate lock commitments with prospective borrowers and mitigates interest rate risk by entering into “best efforts” forward sales agreements with investing financial institutions. Rate lock commitments and forward sales agreements are considered to be derivatives. The Company records the estimated fair values of the interest rate lock commitments and forward sales agreements on its balance sheet in either other assets or other liabilities. Changes in the fair values of these derivative instruments are recorded in fee income.

Property and Depreciation - Property is recorded at cost. Depreciation is provided using straight line depreciation over estimated useful lives that range from three to ten years.

Fee Income and Expense Recognition - Fee income and related expense on brokered loans is recognized when a mortgage loan is closed. Premiums earned and related expense from the sale of loans to investing financial institutions is recognized when the loans are sold. The Company pays its loan brokers a percentage of the fee income earned on loans brokered and a percentage of the net premiums earned on loans funded and subsequently sold.

Fee income in the accompanying statements of income includes fees for brokering and loan origination processing and the net premiums on loans funded and subsequently sold. Net premiums include interest earned on loans held for sale, interest expense on warehouse lines of credit borrowings and the premium on the sale of loans.

Advertising Costs - The Company expenses advertising costs at the initial placement of the advertising.

Income Taxes - The Company and its shareholder have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, the stockholder of the Company includes taxable income of the Company in the stockholder‘s individual income tax returns and the Company generally is not subject to tax. Accordingly, no provision for income taxes has been made in the financial statements. Management assesses the Company‘s income tax positions based upon an evaluation of the facts, circumstances and information available at the reporting dates. The Company‘s income tax returns for the years 2007 through 2010 are open for examination by applicable taxing authorities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events - In the normal course of preparing the Company‘s financial statements, management reviews events that occur after the balance sheet date for potential recognition or disclosure in the financial statements. Management has evaluated subsequent events through March 29,2011, which is the date the financial statements were available to be issued.

2.	DEBT

Operating Line of Credit
At December 31, 2010 and 2009, the Company has an unsecured line of credit with American Express with an outstanding balance of $3,839 and $6,913, respectively. Generally, minimum monthly payments are required.

Warehouse Lines of Credit
At December 31, 2010, the Company had a $900,000 warehouse line of credit with a financial institution. The line of credit requires repayment of amounts advanced within thirty days. Interest at 0.5% over the prime rate with a floor of 5.0% is payable monthly through the maturity date of September 1, 2011 and the rate was 5.0% at December 31, 2010.   The Company had no outstanding borrowings under the line of credit as of December 31, 2010. The line of credit is collateralized by substantially all assets of the Company. The credit agreement contains, among other things, certain restrictive covenants including maintenance of financial ratios and other financial and operational matters.

At December 31, 2010, the Company had a $1,000,000 warehouse line of credit with a financial institution that allows the Company to borrow in excess of the original amount of the line to temporarily increase borrowing capacity for mortgage loan closings. Interest is at a fixed rate of 5.125% and principal and interest outstanding is due at maturity on December 31, 2011. The Company had $1,659,548 of outstanding borrowings under the line of credit as of December 31, 2010. The line of credit is collateralized by substantially all assets of the Company. The credit agreement contains, among other things, certain restrictive covenants for financial and operational matters.

Long-Term Debt
At December 31, 2009, the Company had a term note payable to a financial institution that required monthly payments of $447 which included interest at 6.736% with a final payment due January 1, 2011. The note was retired during 2010.

At December 31, 2010, the Company had a term note payable to a financial institution that requires monthly payments of $370 which includes interest at 6.74% with a final payment due March 25, 2013. The note is secured by a vehicle. At December 31, 2010, future principal payments are due as follows: 2011, $3,916; 2012, $4,189; and 2013, $1,503.

3.	OPERATING LEASES

The Company leases office space under operating lease agreements expiring in October 2012. Rent expense for the years ended December 31, 2010 and 2009 was $46,886 and $46,107, respectively. At December 31, 2010, approximate future minimum lease payments under the operating leases are as follows: 2011, $68,586 and 2012, $57,155.

4.	DERIVATIVES

The following summarizes the Company‘s interest rate lock commitments and forward loan sales agreements as of December 31, 2010:

Interest rate lock commitments	$13,167,000
Forward loan sales agreements	$14,827,000

The estimated fair value of the interest rate lock commitments and forward loan sales agreements approximate the above notional contractual amounts. Accordingly, there were no fair value adjustments recorded in the accompanying balance sheet as of December 31, 2010.

5.	CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company‘s operations are concentrated in the single family real estate market. In addition, the Company operates in a heavily regulated environment. The operations of the Company are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies. Such administrative directives, rules and regulations are subject to change by an Act of Congress or mandated administrative change. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.